UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 16, 2014

Intelligent Living Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-54026	45-1498410
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

20801 Biscayne Blvd, Suite 403

Miami, FL 33180

(Address of Principal Executive Offices) (Zip Code)

866.326.3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5-Corporate Governance and Management

ITEM 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 16, 2014 the Board of Directors (the “Board”) of Intelligent Living Inc. (the “Company”) approved and adopted, effective as of such date, an amendment to the Amended and Restated By-Laws of the Company (the “Bylaws”), in order to conform with the statutes of the State of Nevada.

The foregoing description of the Amended By-Laws is qualified by reference to the full text of the By-Laws, attached hereto as Exhibit 3.1 and incorporated herein by reference.

ITEM 9.01    Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
3.1	Amended and Restated Bylaws of the Company adopted June 16, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: June 16, 2014	Intelligent Living Inc.

	By:	/s/Paul Favata
Paul Favata
President